UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): September 30, 2005

DEVCON INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-07152	59-0671992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 East Newport Center Drive, Suite 201

Deerfield Beach, Florida 33442

(Address of principal executive office)

Registrant’s telephone number, including area code: (954) 429-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 30, 2005, Devcon International Corp., a Florida corporation (the “Company”), and its wholly-owned subsidiary, V.I. Cement & Building Products, Inc., a Delaware corporation (“Seller”), completed the sale of certain assets of the Company and Seller to Heavy Materials, LLC, a U.S. Virgin Islands limited liability company and private investor group (“Purchaser”), pursuant to that certain Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of August 15, 2005, for $10.7 million in cash plus an additional amount equal to the net realizable value (the “Net Realizable Value”) of accounts receivable and certain assets associated with these operations as of the closing date, September 30, 2005. In general, the assets (the “Assets”) constitute the Company and Seller’s U.S. Virgin Islands ready-mix concrete, aggregates, concrete block and cement materials and supplies business. The Net Realizable Value was paid by Purchaser on the closing date by issuance of a promissory note (the “Note”) to Seller in the aggregate principal amount of $2.6 million with a term of three years bearing interest at 5% per annum with only interest being paid quarterly in arrears during the first 12 months and principal and accrued interest being paid quarterly (principal being paid in 8 equal quarterly installments) for the remainder of the term of the Note until the maturity date. Other than the Asset Purchase Agreement, there is no material relationship between the Company or Seller, on the one hand, and Purchaser, on the other hand.

The foregoing summary of the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the Asset Purchase Agreement, which is incorporated by reference herein as Exhibit 10.1. A copy of the press release issued by the Company and dated as of October 3, 2005, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Exhibits

10.1	Asset Purchase Agreement, dated as of August 15, 2005, by and among the Company and Seller, on the one hand, and Purchaser, on the other hand (incorporated by reference to Exhibit 10.1 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2005).

99.1	Press Release dated October 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVCON INTERNATIONAL CORP.

Dated: October 3, 2005	By:	/s/ Stephen J. Ruzika
Stephen J. Ruzika
Chief Executive Officer & President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated as of August 15, 2005, by and among the Company and Seller, on the one hand, and Purchaser, on the other hand (incorporated by reference to Exhibit 10.1 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2005).

99.1	Press Release dated October 3, 2005.